COMSTOCK FUNDS, INC.

                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND

         SUPPLEMENT DATED MARCH 15, 2003 TO PROSPECTUS AND STATEMENT OF
               ADDITIONAL INFORMATION, EACH DATED AUGUST 28, 2002

     Effective March 15, 2003, the Comstock Capital Value Fund (the "Capital Value Fund") will not enter into any short sale if, immediately after giving effect to such sale, the total market value of all securities sold short would exceed 50% of the value of the Capital Value Fund's net assets. Previously the Capital Value Fund limited short sales to 25% of net assets in short sales. Information regarding risks of short selling may be found on page 10 of the Prospectus and pages 14-15 of the Statement of Additional Information. In addition, the Capital Value Fund will not enter into any uncovered put or call option if, immediately after giving effect to such option, the value of all uncovered put and call options held or written by the Capital Value Fund exceeds 10% of its net assets. Previously, the Capital Value Fund limited uncovered options to 5% of net assets.

     Effective March 15, 2003, the Comstock Strategy Fund (the "Strategy Fund") will not enter into any short sale if, immediately after giving effect to such sale, the total market value of all securities sold short would exceed 15% of the value of the Strategy Fund's net assets. Previously the Strategy Fund did not engage in short sales. Information regarding risks of short selling may be found on page 10 of the Prospectus and pages 14-15 of the Statement of Additional Information. Short sales by the Strategy Fund will not be treated as derivatives transactions for purposes of the Strategy Fund's policy that it will not invest more than 15% of its net assets in derivative positions for speculative purposes.